                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549


                                 ------------


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest
   event reported):  FEBRUARY 14, 1995             Commission File Number 1-8383



                            MISSION WEST PROPERTIES



Incorporated in California       IRS Employer Identification Number:  95-2635431



Principal Executive Offices:                          Telephone:  (619) 450-3135
   6815 Flanders Drive, Suite 250
   San Diego, California  92121-3914


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Item 5:  Other Events
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On or about February 14, 1995, Mission West Properties (the "Company") commenced mailing of its Annual Report and Proxy Statement to shareholders. The Company's Form 10-K and Definitive Proxy Statement were concurrently filed with the Securities and Exchange Commission via EDGAR. The Company's Annual Report consists of the Form 10-K accompanied by a President's letter, a picture of one of the Company's properties, and a listing of the Company's officers, directors, and certain other information. Attached herein as Exhibit 99 is the President's letter, a description of the picture, and the other information.


Item 7:  Exhibits
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 (99) Additional Exhibits:  Annual Report for the fiscal year ended November 30,
      1994.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



MISSION WEST PROPERTIES
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        Registrant



By:   /s/    Katrina L. Thompson
      ------------------------------------------------
      Katrina L. Thompson
      Chief Financial Officer & Secretary
      (Principal Financial and Accounting Officer)
      April 4, 1995

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